-----------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2002


                          Vishay Intertechnology, Inc.
                          ----------------------------

       Delaware                    1-7416                    38-1686453
------------------------    ----------------------     ------------------------
    (State or other           (Commission File              (IRS Employer
     jurisdiction                  Number)               Identification No.)
   of incorporation)



             63 Lincoln Highway, Malvern, Pennsylvania             19355-2120
           ---------------------------------------------------------------------
            (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (610) 644-1300
                                                   -----------------------------

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events.
             -------------

      Vishay Intertechnology, Inc. (the "Company") issued a press release on April 15, 2002 which is attached hereto as Exhibit 99.1 and by this reference incorporated herein.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             -------------------------------------------------------------------

(c)   Exhibits

Exhibit No.       Description
-----------       -----------

99.1              Press release issued by the Company dated April 15, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              VISHAY INTERTECHNOLOGY, INC.


                              By /s/ Avi D. Eden
                                -----------------------------
                                Avi D. Eden
                                Executive Vice President and
                                General Counsel



Date:  April 15, 2002

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press release issued by the Company dated April 15, 2002.